Exhibit 10.2

GLOBAL GUARANTY AGREEMENT

This GLOBAL GUARANTY AGREEMENT (the “Guaranty”) is made as of March 25, 2021, by and among PRODIGY TEXTILES (“PT”), a Vietnam LLC, ( PT is referred to as the “Guarantor”), in favor of YAII PN, LTD. (the “Investor”) with respect to all obligations of KRAIG BIOCRAFT LABORATORIES, INC. (the “Company”), a Wyoming corporation, owes to the Investor. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Securities Purchase Agreement (as defined below).

RECITALS

WHEREAS, the Company and YAII are entering into a Securities Purchase Agreement (the “Securities Purchase Agreement”) of even date herewith pursuant to which the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell to the Investor (i) senior secured convertible debentures (the “Convertible Debenture”) which shall be convertible into shares of the Company’s Class A common stock, no par value per share (the “Common Stock,” as converted, the “Conversion Shares”) in accordance with the terms of the Convertible Debentures and (ii) a warrant (the “Warrant”) to purchase upon exercise shares of Common Stock, (as exercised, the “Warrant Shares”) in accordance with the terms of the Warrant. Capitalized terms not defined herein shall have the meaning ascribed to them in the Securities Purchase Agreement;

WHEREAS, in connection with a Securities Purchase Agreement by and among the Company and the Secured Party dated December 11, 2020 (the “December 2020 Securities Purchase Agreement”), has issued to the Secured Party an amended and restated convertible debenture in an aggregate original principal amount of $1,000,000 (the “A&R Convertible Debentures”) of even date herewith, which shall be convertible into Conversion Shares;

WHEREAS, the Guarantor is a wholly-owned subsidiary of the Company. The Guarantor will benefit, directly or indirectly, from the Company entering into the Securities Purchase Agreement and other Transaction Documents and such investment the Investor will make into the Company;

WHEREAS, it is a condition of the Securities Purchase Agreement and the Investor’s obligation to purchase the Convertible Debentures from the Company that the Guarantor will guaranty the payment and performance of all of the Company’s obligations under the Securities Purchase Agreement, the Convertible Debenture, the Security Agreement by and between the Company, the Guarantor and the Investor dated the date hereof, and all other Transaction Documents. The Investor is only willing to enter into the Securities Purchase Agreement if the Guarantor agrees to execute and deliver to the Investor this Guaranty; and

WHEREAS, it is the intention of the parties hereunder that the Guarantor will guaranty the payment and performance of all of the Company’s obligations under the “Transaction Documents” (as defined in the December 2020 Securities Purchase Agreement) including the A&R Convertible Debenture;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor covenants and agrees as follows:

1. Guaranty of Payment and Performance. The Guarantor hereby guarantees to the Investor the full, prompt and unconditional payment when due (whether at maturity, by acceleration or otherwise), and the performance, of all liabilities, agreements and other obligations of the Company to the Investor, whether direct or indirect, absolute or contingent, due or to become due, secured or unsecured, now existing or hereafter arising or acquired (whether by way of discount, letter of credit, lease, loan, or otherwise), together with all interest and costs of collection, compromise or enforcement, including without limitation reasonable attorneys’ fees, incurred with respect to any such obligations or this Guaranty, or with respect to a proceeding under the federal bankruptcy laws or any insolvency, receivership, arrangement or reorganization law or an assignment for the benefit of the Investor concerning Company or any Guarantor, together with interest on all such costs of collection, compromise or enforcement from the date arising (including without limitation all amounts due and owing under the Convertible Debenture and the A&R Convertible Debenture) (all the foregoing, collectively, the “Obligations”). This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of the Obligations and not of their collectability only and is in no way conditioned upon any requirement that the Investor first attempt to collect any of the Obligations from the Company or resort to any security or other means of obtaining their payment. Should the Company default in the payment or performance of any of the Obligations, the obligations of any Guarantor hereunder shall become immediately due and payable to the Investor, without demand or notice of any nature, all of which are expressly waived by the Guarantor.

2. Unlimited Guaranty. The liability of the Guarantor hereunder shall be unlimited.

3. Waivers by the Guarantor; the Investor’s Freedom to Act. The Guarantor hereby agrees that the Obligations will be paid and performed strictly in accordance with their terms regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Investor with respect thereto. The Guarantor waives presentment, demand, protest, notice of acceptance, notice of Obligations incurred and all other notices of any kind, all defenses that may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of the Company, and all suretyship defenses generally. Without limiting the generality of the foregoing, the Guarantor agrees to the provisions of any instrument evidencing, securing or otherwise executed in connection with any Obligation and agrees that the obligations of the Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) the failure of the Investor to assert any claim or demand or to enforce any right or remedy against the Company; (ii) any extensions or renewals of, or alteration of the terms of, any Obligation or any portion thereof; (iii) any rescissions, waivers, amendments or modifications of any of the terms or provisions of any agreement evidencing, securing or otherwise executed in connection with any Obligation; (iv) the substitution or release of any entity primarily or secondarily liable for any Obligation; (v) the adequacy of any rights the Investor may have against any collateral or other means of obtaining repayment of the Obligations; (vi) the impairment of any collateral securing the Obligations, including without limitation the failure to perfect or preserve any rights the Investor might have in such collateral or the substitution, exchange, surrender, release, loss or destruction of any such collateral; (vii) failure to obtain or maintain a right of contribution for the benefit of the Guarantor; (viii) errors or omissions in connection with the Investor’s administration of the Obligations (except behavior constituting bad faith); or (ix) any other act or omission that might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a release or discharge of any Guarantor, all of which may be done without notice to any Guarantor.

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4. Unenforceability of Obligations Against Company. If for any reason the Company is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from the Company by operation of law or for any other reason, this Guaranty shall nevertheless be binding on the Guarantor to the same extent as if the Guarantor at all times had been the principal obligor on all such Obligations. In the event that acceleration of the time for payment of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Company, or for any other reason, all such amounts otherwise subject to acceleration under the terms of any agreement evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by the Guarantor.

5. Subrogation; Subordination. Until the payment and performance in full of all Obligations and any and all obligations of the Company to the Investor, no Guarantor shall exercise any rights against the Company arising as a result of payment by the Guarantor hereunder, by way of subrogation or otherwise, and will not prove any claim in competition with the Investor in respect of any payment hereunder in bankruptcy or insolvency proceedings of any nature; the Guarantor will not claim any set-off or counterclaim against the Company in respect of any liability of the Guarantor to the Company; and the Guarantor waives any benefit of and any right to participate in any collateral that may be held by the Investor. The payment of any amounts due with respect to any indebtedness of the Company now or hereafter held by the Guarantor is hereby subordinated to the prior payment in full of the Obligations. The Guarantor agrees that after the occurrence of any default in the payment or performance of the Obligations, the Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness of the Company to any Guarantor until the Obligations shall have been paid in full. If, notwithstanding the foregoing sentence, any Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by any Guarantor as trustee for the Investor and be paid over to the Investor on account of the Obligations without affecting in any manner the liability of any Guarantor under the other provisions of this Guaranty.

6. Termination; Reinstatement. This Guaranty is irrevocable and shall continue without limit of time. This Guaranty shall be reinstated if at any time any payment made or value received with respect to an Obligation is rescinded or must otherwise be returned by the Investor upon the insolvency, bankruptcy or reorganization of the Company, or otherwise, all as though such payment had not been made or value received.

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7. Successors and Assigns. This Guaranty shall be binding upon the Guarantor, its successors and assigns, and shall inure to the benefit of and be enforceable by the Investor and the Investor’s shareholders, officers, directors, agents, successors and assigns.

8. Amendments and Waivers. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom shall be effective unless the same shall be in writing and signed by the Investor. No failure on the part of the Investor to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

9. Notices. All notices and other communications called for hereunder shall be made in writing and, unless otherwise specifically provided herein, shall be deemed to have been duly made or given in accordance with the notice provisions set forth in the Securities Purchase Agreement.

10. Governing Law; Consent to Jurisdiction. TO INDUCE THE INVESTOR TO PURCHASE THE CONVERTIBLE DEBENTURE, THE GUARANTOR IRREVOCABLY AGREE THAT ANY DISPUTE ARISING UNDER, RELATING TO, OR IN CONNECTION WITH, DIRECTLY OR INDIRECTLY, THIS AGREEMENT OR RELATED TO ANY MATTER WHICH IS THE SUBJECT OF OR INCIDENTAL TO THIS AGREEMENT ANY OTHER TRANSACTION DOCUMENT (WHETHER OR NOT SUCH CLAIM IS BASED UPON BREACH OF CONTRACT OR TORT) SHALL BE SUBJECT TO THE EXCLUSIVE JURISDICTION AND VENUE OF THE SUPERIOR COURT OF THE STATE OF NEW JERSEY SITTING IN UNION COUNTY NEW JERSEY AND THE FEDERAL DISTRICT COURT FOR THE DISTRICT OF NEW JERSEY SITTING IN NEWARK NEW JERSEY; PROVIDED, HOWEVER, INVESTOR MAY, AT ITS SOLE OPTION, ELECT TO BRING ANY ACTION IN ANY OTHER JURISDICTION. THIS PROVISION IS INTENDED TO BE A “MANDATORY” FORUM SELECTION CLAUSE AND GOVERNED BY AND INTERPRETED CONSISTENT WITH NEW JERSEY LAW. THE GUARANTOR HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT HAVING ITS SITUS IN SAID COUNTY, AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS. THE GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND CONSENT THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO THE GUARANTOR AS SET FORTH HEREIN IN THE MANNER PROVIDED BY APPLICABLE STATUTE, LAW, RULE OF COURT OR OTHERWISE.

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IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed and delivered as a sealed instrument as of the date appearing on page one.

PRODIGY TEXTILES, a Vietnam LLC

By:
Name:	Kenneth Le
Title:	President

Address:	W4CC+H3 Dai Loc Quang Nam Province, Vietnam

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